UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2012

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Shareholders’ Meeting of Wal-Mart Stores, Inc. (the “Company”) was held on June 1, 2012 in Fayetteville, Arkansas. At that meeting, the Company’s shareholders voted on the matters set forth below.

Election of Directors

The Company’s shareholders elected for one-year terms all persons nominated for election as directors as set forth in the Company’s proxy statement dated April 16, 2012. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Aida M. Alvarez	2,755,530,505	108,432,542	19,196,062	231,588,825
James W. Breyer	2,810,541,593	53,673,151	18,944,365	231,588,825
M. Michele Burns	2,684,979,818	179,192,287	18,987,004	231,588,825
James I. Cash, Jr.	2,756,666,074	106,388,337	20,104,698	231,588,825
Roger C. Corbett	2,836,297,434	27,146,653	19,715,022	231,588,825
Douglas N. Daft	2,821,457,298	35,513,364	26,188,447	231,588,825
Michael T. Duke	2,493,566,256	374,766,559	14,826,294	231,588,825
Marissa A. Mayer	2,855,392,066	18,890,784	8,876,259	231,588,825
Gregory B. Penner	2,780,728,994	83,064,309	19,365,806	231,588,825
Steven S Reinemund	2,842,232,473	32,009,101	8,917,535	231,588,825
H. Lee Scott, Jr.	2,425,695,527	450,062,354	7,401,228	231,588,825
Arne M. Sorenson	2,749,705,648	114,170,688	19,282,773	231,588,825
Jim C. Walton	2,766,331,851	92,105,128	24,722,130	231,588,825
S. Robson Walton	2,501,924,010	361,612,568	19,622,531	231,588,825
Christopher J. Williams	2,483,744,580	379,601,985	19,812,544	231,588,825
Linda S. Wolf	2,821,264,845	34,892,810	27,001,454	231,588,825

Company Proposals

Ratification of Independent Accountants. The Company’s shareholders voted upon and approved the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered accounting firm for the fiscal year ending January 31, 2013. The votes on this proposal were as follows:

For	Against	Abstain
3,089,777,341	19,786,597	5,183,996

There were no broker non-votes with respect to this proposal.

Advisory Vote on Executive Compensation. The Company’s shareholders voted upon and approved, by nonbinding, advisory vote, the compensation of our named executive officers. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,843,382,750	33,130,618	6,645,741	231,588,825

Shareholder Proposals

The Company’s shareholders voted upon and rejected a shareholder proposal regarding preparing a report on the Company’s political contributions. The votes on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
455,907,938	2,286,325,802	140,925,369	231,588,825

The Company’s shareholders voted upon and rejected a shareholder proposal regarding a director nomination policy. The votes on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
57,264,600	2,712,359,232	113,535,277	231,588,825

The Company’s shareholders voted upon and rejected a shareholder proposal regarding an annual report regarding the Company’s incentive compensation programs. The votes on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
267,426,283	2,608,590,088	7,142,738	231,588,825

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2012

WAL-MART STORES, INC.

By:	/s/ Gordon Y. Allison
Gordon Y. Allison
Vice President and General Counsel, Corporate

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